SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

------------------------------------------------------------------------------------------------------------------------
  Eaton Vance Insured Municipal Bond Fund                         Eaton Vance Insured Michigan Municipal Bond Fund
  Eaton Vance Insured Municipal Bond Fund II                      Eaton Vance Insured New Jersey Municipal Bond Fund
  Eaton Vance Insured California Municipal Bond Fund              Eaton Vance Insured New York Municipal Bond Fund
  Eaton Vance Insured California Municipal Bond Fund II           Eaton Vance Insured New York Municipal Bond Fund II
  Eaton Vance Insured Florida Municipal Bond Fund                 Eaton Vance Insured Ohio Municipal Bond Fund
  Eaton Vance Insured Massachusetts Municipal Bond Fund           Eaton Vance Insured Pennsylvania Municipal Bond Fund

                                           (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------------------------------------------------
                                (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the  fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------

Eaton Vance Insured California Municipal Bond Fund       Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured California Municipal Bond Fund II    Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Insured Florida Municipal Bond Fund          Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund    Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Michigan Municipal Bond Fund         Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund                  Eaton Vance Insured Pennsylvania Municipal Bond Fund


                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                                                    May 28, 2004


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M. (Boston time).

     At this meeting, you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                           Sincerely,

                                           /s/ Thomas J. Fetter

                                           Thomas J. Fetter
                                           President


         YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY


It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

Eaton Vance Insured California Municipal Bond Fund       Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured California Municipal Bond Fund II    Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Insured Florida Municipal Bond Fund          Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund    Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Michigan Municipal Bond Fund         Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund                  Eaton Vance Insured Pennsylvania Municipal Bond Fund


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Friday, July 23, 2004

     The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively the "Funds"), will be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M. (Boston time), for the following purposes:

     1. To elect two Class II Trustees of each Fund, one of whom shall be elected solely by the holders of each Fund's Auction Preferred Shares.

     2. To consider and act upon any other matters that may properly come before the meeting and any adjourned session thereof.

     Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately.

     The Board of Trustees of each Fund has fixed the close of business on May 14, 2004 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                          By Order of each Board of Trustees

                                          /s/ Alan R. Dynner

                                          Alan R. Dynner
                                          Secretary


May 28, 2004
Boston, Massachusetts



IMPORTANT - Shareholders can help the Board of Trustees of their Fund avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance Insured California Municipal Bond Fund       Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured California Municipal Bond Fund II    Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Insured Florida Municipal Bond Fund          Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund    Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Michigan Municipal Bond Fund         Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund                  Eaton Vance Insured Pennsylvania Municipal Bond Fund

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance Insured California Municipal Bond Fund (the "California Fund"), Eaton Vance Insured California Municipal Bond Fund II (the "California Fund II"), Eaton Vance Insured Florida Municipal Bond Fund (the
"Florida Fund"), Eaton Vance Insured Massachusetts Municipal Bond Fund (the "Massachusetts Fund"), Eaton Vance Insured Michigan Municipal Bond Fund (the "Michigan Fund"), Eaton Vance Insured Municipal Bond Fund (the "Municipal Fund"), Eaton Vance Insured Municipal Bond Fund II (the "Municipal Fund II"), Eaton Vance Insured New Jersey Municipal Bond Fund (the "New Jersey Fund"), Eaton Vance Insured New York Municipal Bond Fund (the "New York Fund"), Eaton Vance Insured New York Municipal Bond Fund II (the "New York Fund II"), Eaton Vance Insured Ohio Municipal Bond Fund (the "Ohio Fund") and Eaton Vance Insured Pennsylvania Bond Fund (the "Pennsylvania Fund") (collectively the "Funds"), to be held July 23, 2004 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about May 28, 2004.

     The Board of Trustees of each Fund has fixed May 14, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share ("Common Shares"), and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share ("APS"), of each Fund outstanding on May 14, 2004 were as follows:

                                           No. of Common          No. of APS
                                         Shares Outstanding   Shares Outstanding
Fund                                        May 14, 2004         May 14, 2004
----                                        ------------         ------------
California Fund                              21,628,203              7,800
California Fund II                            3,852,996              1,350
Florida Fund                                  2,561,159                900
Massachusetts Fund                            1,745,612                620
Michigan Fund                                 1,508,356                540
Municipal Fund                               64,606,667             23,700
Municipal Fund II                             9,914,713              3,500
New Jersey Fund                               2,556,538                900
New York Fund                                15,698,145              5,700
New York Fund II                              2,553,906                900
Ohio Fund                                     2,507,032                875
Pennsylvania Fund                             2,939,188              1,040

     Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

     As of May 14, 2004, to each Fund's knowledge, (i) no shareholder beneficially owned more than 5% of the outstanding shares of a Fund; and (ii) the Trustees and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

     The Boards of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has fixed the number of Trustees at six. Each Fund's Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class II Trustees expires on the date of the 2004 Annual Meeting, and the term of office of the Class III and Class I Trustees will expire one and two years thereafter, respectively. Accordingly, only nominees for Class II Trustees are currently proposed for election. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

     Proxies will be voted for the election of the following  Class II nominees:
James B. Hawkes and Samuel L. Hayes, III. Mr. Hayes will be elected solely by the holders of each Fund's Auction Preferred Shares. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The Class I Trustee serving until the 2006 Annual Meeting is William H. Park. The Class III Trustees serving until the 2005 Annual Meeting are Norton H. Reamer, Lynn A. Stout and Ronald A. Pearlman.

     The nominees for Class II Trustee and each Fund's current Class I and Class III Trustees and their principal occupations for at least the last five years are described below.

                                                                   TRUSTEES
                                                                                                     Number of
                                         Term of                                                     Portfolios
                                        Office and                                                   in Fund      Other
                          Position(s)   Length of                                                    Complex      Directorships
Name, Address              Held with      Time                                                       Overseen by  Held by
and Age(1)                   Fund        Served       Principal Occupations During Past Five Years   Trustee(2)   Trustee
-------------------------------------------------------------------------------------------------------------------------------
                                           CLASS II TRUSTEES NOMINATED FOR ELECTION

INTERESTED TRUSTEE
James B. Hawkes           Vice          Until 2004.   Chairman, President and Chief Executive Officer  196        Director of Eaton
DOB:  11/9/41             President     3 years.      of Eaton Vance Management, and its corporate                Vance Corp.
                          and Class     Trustee       parent and trustee (Eaton Vance Corp. and Eaton
                          II Trustee    since 2002.   Vance, Inc.); Vice President and Director of
                                                      Eaton Vance Distributors, Inc.; Director of
                                                      Eaton Vance, Inc.

                                       2

NONINTERESTED TRUSTEE

Samuel L. Hayes, III (A)  Class II      Until 2004.   Jacob H. Schiff Professor of Investment          196        Director of
DOB:  2/23/35             Trustee       3 years.      Banking Emeritus, Harvard University                        Tiffany & Co.
                                        Trustee       Graduate School of Business Administration.                 (specialty
                                        since 2002.                                                               retailer) and
                                                                                                                  Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                  services company)

                                               CLASS I AND CLASS III TRUSTEES

NONINTERESTED TRUSTEES

William H. Park           Class I       Until 2006.   President and Chief Executive Officer,           193        None
DOB:  9/19/47             Trustee       Trustee       Prizm Capital Management, LLC (Investment
                                        since 2003.   management firm) (since 2002). Executive Vice
                                                      President and Chief Financial Officer,
                                                      United Asset Management Corporation (a holding
                                                      company owning institutional investment
                                                      management firms) (1982-2001).

Ronald A. Pearlman        Class III     Until 2005.   Professor of Law, Georgetown University Law      193        None
DOB:  7/10/40             Trustee       Trustee       Center (since 1999).  Formerly, Tax Partner,
                                        since 2003.   Covington & Burling, Washington, DC (1991-2000).


Norton H. Reamer (A)      Class III     Until 2005.   President, Chief Executive Officer and a         196        None
DOB:  9/21/35             Trustee       3 years.      Director of Asset Management Finance Corp.
                                        Trustee       (a specialty finance company serving the
                                        since 2002.   investment management industry) (since
                                                      October 2003). President, Unicorn Corporation
                                                      (an investment and financial advisory services
                                                      company) (since September 2000).  Formerly,
                                                      Chairman, Hellman, Jordan Management Co., Inc.
                                                      (an investment management company) (2000-2003).
                                                      Formerly, Advisory Director of Berkshire
                                                      Capital Corporation (investment banking firm)
                                                      (2002-2003).  Formerly, Chairman of the Board,
                                                      United Asset Management Corporation (a holding
                                                      company owning institutional investment
                                                      management firms) and Chairman, President and
                                                      Director, UAM Funds (mutual funds) (1980-2000).

Lynn A. Stout             Class III     Until 2005.   Professor of Law, University of California at    196        None
DOB:  9/14/57             Trustee       3 years.      Los Angeles, School of Law (since July 2001).
                                        Trustee       Formerly, Professor of Law, Georgetown
                                        since 2002.   University Law Center.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.
(A)  APS Trustee.

INTERESTED TRUSTEES

     James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), each Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a publicly traded holding company which indirectly owns all the outstanding shares of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC, and their affiliates are sometimes referred to collectively as the "EVC organization".)

ELECTION OF TRUSTEES BY APS AND COMMON SHARES

     Under the terms of each Fund's By-Laws, as amended (the "By-Laws"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of each Fund (identified by an "(A)" after their names above). Simply stated, the APS Trustees are only elected by the holders of the Fund's Auction Preferred Shares. Holders of Common Shares do not vote on the election of APS Trustees. Samuel L. Hayes, III has been nominated for election by the holders of the APS. The By-Laws further provide for the election of the other nominee named above by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. The Trustees of a Fund shall be elected by a plurality of the shares of the Fund entitled to vote.

     The following table shows the dollar range of shares beneficially owned in a Fund and in all Eaton Vance funds by each Trustee:

                                              Aggregate Dollar Range of Equity
                        Dollar Range of      Securities in all Eaton Vance Funds
Name of Trustee         Fund Shares Held             Overseen by Trustee
--------------------------------------------------------------------------------
INTERESTED TRUSTEE
 James B. Hawkes              -0-                       Over $100,000

NONINTERESTED TRUSTEES
 Samuel L. Hayes, III         -0-                       Over $100,000
   William H. Park            -0-                       Over $100,000*
  Ronald A. Pearlman          -0-                       Over $100,000
   Norton H. Reamer      Over $100,000**                Over $100,000
    Lynn A. Stout             -0-                    $50,001 - $100,000*

*    Includes shares held in Trustee Deferred Compensation Plan.
**   Shares held in Municipal Fund.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended September 30, 2003, the Trustees of each Fund met nine times. The Board of Trustees has three formal standing committees, an Audit Committee, a Special Committee and a Governance Committee. The Audit Committee met three times, the Special Committee met three times and the Governance Committee met three times. Each Fund's Trustees listed above attended at least 75% of such Board and committee meetings on which he or she serves. None of the Trustees attended the 2003 Annual Meeting of Shareholders.

     The Audit, Special and Governance Committees of the Board of Trustees of each Fund are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act ("Independent Trustees"). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Reamer (Chair), Hayes, Park and Ms. Stout serve on the Audit Committee of the Board of Trustees of each Fund, such Audit Committee begin established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934. Each Audit Committee member is independent under the listing standards of the American Stock Exchange. The purposes of the Audit Committee are to (i) oversee each Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, the internal controls of certain service providers, as appropriate, and the quality and integrity of the Fund's financial statements and independent audit thereof; (ii) approve the selection, evaluation, and, when appropriate, replacement of each Fund's independent auditors; and (iii) evaluate the qualifications, independence, and performance of each Fund's independent auditors. Each Fund's Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A. The Audit Committee's Report is set forth below under "Additional Information". The Board of Trustees of each Fund has designated Messrs. Park, Hayes and Reamer as the Fund's Audit Committee financial experts.

     Messrs. Hayes (Chair), Park, Pearlman and Reamer and Ms. Stout serve on the Special Committee of the Board of Trustees of each Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of the Fund's service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

     In February 2004, the Special Committee established a Contract Review Subcommittee to act on matters delegated to it by the Special Committee, including matters relating to the Fund's investment advisory agreement and other service contracts, expense allocation, the Fund's directors' and officers' errors and omissions insurance coverage, and actual or potential conflicts of interest between Eaton Vance and its affiliated companies, on the one hand, and the Fund on the other hand. The Contract Review Subcommittee is comprised of Messrs. Hayes (Chair), Park, Pearlman and Reamer and did not meet during the fiscal year ended September 30, 2003.

     Ms. Stout (Chair) and Messrs. Hayes, Park, Pearlman and Reamer serve on the Governance Committee of the Board of Trustees of each Fund. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and the compensation of Independent Trustees. The Fund's Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is attached as Exhibit B. The Governance Committee's procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund wishing to recommend such candidates for consideration by the Governance Committee, are set forth in Appendix A to the Committee's charter.

COMMUNICATIONS WITH THE BOARD

     Shareholders wishing to communicate with the Board may do so by sending a written communication to any Chairperson of the Audit Committee, Special Committee or Governance Committee or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, MA 02109, c/o the Secretary of the applicable Fund.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of each Fund who are not members of the Eaton Vance Organization will be paid by the Funds. For the fiscal year ended September 30, 2003, the noninterested Trustees of the Funds earned the following compensation in their capacities as Trustees of the Funds, and for the year ended December 31, 2003 earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                         Samuel L. Hayes, III   William H. Park   Ronald A. Pearlman   Norton H. Reamer   Lynn A. Stout
                         --------------------   ---------------   ------------------   ----------------   -------------
California Fund                $  2,453            $   973            $   733              $  3,014         $  3,049
California Fund II                  338                391                273                   626              501
Florida Fund                         75                 91                 72                   139              151
Massachusetts Fund                   75                 91                 72                   139              151
Michigan Fund                         8                  9                  7                    14               14
Municipal Fund                    3,264              1,300                992                 4,019            4,152
Municipal Fund II                   429                500                359                   794              684
New Jersey Fund                      75                 91                 72                   139              151
New York Fund                     1,913                755                561                 2,345            2,314
New York Fund II                     75                 91                 72                   139              151
Ohio Fund                            75                 91                 72                   139              151
Pennsylvania Fund                    75                 91                 72                   139              151
Total Compensation from
 Funds and Fund Complex        $183,750            $98,333(2)(3)      $85,000(2)           $170,833         $167,500(4)

(1) As of April 1, 2004, the Eaton Vance fund complex consisted of 196 registered investment companies or series thereof.
(2)  Messrs. Park and Pearlman became Trustees in 2003.
(3)  Includes $60,920 of deferred compensation.
(4)  Includes $23,250 of deferred compensation.

     Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance fund complex, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a retirement plan for its Trustees.

     The Board of Trustees of each Fund recommends that shareholders vote FOR the election of the two Class II Trustee nominees.

                       NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Inc., Attention: Ms. Maura Stanley, P.O. Box 43027, Providence, RI 02940-3027.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. Each Fund's Audit Committee reviewed and discussed the audited financial statements with Fund management. Each Fund's Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). Each Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with the independent accountants their independence.

     Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission.

                                                    Norton H. Reamer, Chair
                                                    Samuel L. Hayes, III
                                                    William H. Park
                                                    Lynn A. Stout

AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serves as independent accountants of each Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Aggregate audit, audit-related, tax, and other fees billed to each Fund by the Fund's principal accountant for the relevant periods are set forth on Exhibit C hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for the relevant periods to (i) each Fund by the Fund's principal accountant; and (ii) Eaton Vance Corp. by the Fund's principal accountant are also set forth on Exhibit C hereto.

     Each Fund's Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund's Audit Committee at least annually. The Fund's Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund's principal accountant.

     Each Fund's Audit Committee has considered whether the provision by the Fund's principal accountant of non-audit services to the Fund's investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

OFFICERS OF THE FUNDS. The officers of the Funds and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Funds will benefit from the advisory and administration fees paid by each Fund to Eaton Vance. As of the record date, the officers of the Municipal Fund beneficially owned 32,251 shares of that Fund.

                                                Term of Office
                            Position(s)         and Length of                          Principal Occupations
Name, Address and Age(1)   Held with Fund        Time Served                         During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter           President            Since 2002         Vice President of Eaton Vance and BMR.  President of The
DOB:  8/20/43                                                      Massachusetts Health & Education Tax-Exempt Trust.  Officer of
                                                                   127 registered investment companies managed by Eaton Vance or
                                                                   BMR.

                                       7

William H. Ahern, Jr.      Vice President of    Since 2002         Vice President of Eaton Vance and BMR.  Officer of 36 registered
DOB:  7/28/59              the Michigan Fund                       investment companies managed by Eaton Vance or BMR.

Cynthia J. Clemson         Vice President of    Since 2002         Vice President of Eaton Vance and BMR.  Officer of 20 registered
DOB:  3/2/63               the California,                         investment companies managed by Eaton Vance or BMR.
                           California II,
                           Florida and
                           Pennsylvania
                           Funds

Alan R. Dynner             Secretary            Since 2002         Vice President, Secretary and Chief Legal Officer of BMR, Eaton
DOB:  10/10/40                                                     Vance, EVD, EV and EVC.  Officer of 196 registered investment companies managed by Eaton Vance or BMR.

Robert B. MacIntosh        Vice President       Since 2002         Vice President of Eaton Vance and BMR.  Officer of 127 registered
DOB:  1/22/57                                                      investment companies managed by Eaton Vance or BMR.

James L. O'Connor          Treasurer            Since 2002         Vice President of BMR, Eaton Vance and EVD.  Officer of 118
DOB:  4/1/45                                                       registered investment companies managed by Eaton Vance or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to each Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC Inc., or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies that may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by that Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs per Fund range between $1,452 and $57,301.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of Proposal 1.

     In the event that sufficient votes by the shareholders of the Fund in favor of the Proposal set forth in the Notice of this meeting are not received by July 23, 2004, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

     Each Fund will furnish, without charge, a copy of the Fund's most recent Annual or Semiannual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o PFPC Inc.,
Attn: Ms. Maura Stanley, P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     To be considered for presentation at a Fund's 2005 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund's principal office c/o the Secretary of the Fund no later than February 1, 2005. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund's principal office c/o the Secretary of the Fund no later than April 23, 2005 and no earlier than March 26, 2005. In order to be included in a Fund's proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not mean that such proposal will be included.


May 28, 2004

                                    EXHIBIT A

                                                        Adopted February 9, 2004
                                EATON VANCE FUNDS

                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees, each of whom shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment. No member of the Audit Committee may be an "interested person" of a Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any member receive any compensation from a Fund except compensation for service as a member of the Board of Trustees or a committee of the Board. Each member of the Audit Committee shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the American Stock Exchange and New York Stock Exchange (and any other national securities exchange on which a Fund's shares are listed), as in effect from time to time, including with respect to the member's former affiliations or employment, financial literacy and, if applicable, accounting or related financial management expertise. Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert. A Chairperson of the Audit Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to:

     1. oversee each Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. oversee the quality and integrity of the Funds' financial statements and the independent audit thereof;

     3. approve the selection, evaluation and, when appropriate, replacement of the independent auditors, and, if applicable, with respect to the nomination of independent auditors to be proposed for shareholder ratification in any proxy statement; and

     4. evaluate the qualifications, independence and performance of the independent auditors.

     The function of the Audit Committee is oversight. The Treasurer of each Fund is responsible for oversight of the preparation, presentation and integrity of the Fund's financial statements by the Fund's accounting agent. The Treasurer is also responsible for selecting appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits and reviews consistent with applicable legal and professional standards and the terms of their engagement. The independent auditors for the Fund are ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE. Meetings of the Audit Committee shall be held at such times (but not less frequently than quarterly), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Committee or the Chairperson of the Committee. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditing firm rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Audit Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to each Fund:

     1. To review, as appropriate, the audited financial statements and other financial information of the Fund and the results of the examination of the Fund's financial statements by the independent auditors, including the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

     2. To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund's financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

     3. To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Audit
          Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund's independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     4. To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund ("Adviser Affiliates") if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

     5. To adopt, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

     6. To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

     7. To receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update,
          (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

     8. To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to Statement on Auditing Standards (SAS) No. 61 "Communication With Audit Committees," as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management's responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund's shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit Committee to resolve such disagreements.

     9. To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

     10. With respect to each Fund the securities of which are listed on a national securities exchange, to provide: (a) a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission (including, without limitation, Rule 306 of Regulation S-K) to be included in the Fund's annual proxy statement.

     11. To consider the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

     12. To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

     13. To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

     14.  To direct and supervise  investigations with respect to the following:
          (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

     15. To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

     16. To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

     17. To review the adequacy of this charter and evaluate the Audit Committee's performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.

     18. To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter. In fulfilling its duties under this charter, the Audit Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                   APPENDIX A

                                EATON VANCE FUNDS

                      AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee of each of the registered investment companies sponsored by Eaton Vance Management (each, a "Fund") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I.   PROCEDURES FOR RECEIVING COMPLAINTS

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund's investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

     1. The complaining Employee may place a telephone call to the Chairperson of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

     2. Alternatively, the Employee may submit to the Chairperson of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

     3. The name and contact information for the current Chairperson of the Audit Committee is set out on Schedule A hereto.

II.  PROCEDURES FOR TREATING COMPLAINTS

The Chairperson of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation the Chairperson of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairperson of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly-scheduled meeting of the Audit Committee, or a specially-scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

     1. the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

     2. the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

     3. the Audit Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

     4. the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Audit Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund. The Audit Committee will then report to the Board of Trustees at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board of Trustees, the Audit Committee may make its report in an executive session of the Board of Trustees.

III. PROCEDURES FOR RETAINING COMPLAINTS

The Chairperson of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

                                   Schedule A


                      [Name and Current Contact Information
                    for Current Audit Committee Chairperson]

                                    EXHIBIT B

                                                     As adopted February 9, 2004
                           EATON VANCE GROUP OF FUNDS

                          GOVERNANCE COMMITTEE CHARTER

I. COMPOSITION OF THE GOVERNANCE COMMITTEE. The Governance Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees of the Board. All members of the Governance Committee shall be Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). The members of the Governance Committee shall be appointed by the Board of Trustees, which shall also determine the number and term of such members. A Chairperson of the Governance Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II. PURPOSE OF THE GOVERNANCE COMMITTEE. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and the compensation of Independent Trustees.

III. MEETINGS OF THE GOVERNANCE COMMITTEE. Meetings of the Governance Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Committee or the Chairperson of the Committee. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV. DUTIES AND POWERS OF THE GOVERNANCE COMMITTEE. To carry out its purpose, the Governance Committee shall have the following duties and powers with respect to each Fund:

     1. To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Governance Committee. Such procedures are set forth on Appendix A hereto.

     2. To recommend to the Board of Trustees individuals to be appointed or nominated for election as Independent Trustees.

     3. To evaluate the Board of Trustees' performance of its duties and responsibilities at least annually, and to make recommendations to the Board of Trustees for any appropriate action designed to enhance such performance.

     4.   To  review   periodically   the  compensation  of  Trustees  and  make
          recommendations to the Board of Trustees for any appropriate changes to such compensation.

     5. To consider and make recommendations to the Board of Trustees with respect to the identity, duties, and composition of the various Committees of the Board of Trustees and the Chairpersons of such Committees.

     6. To review periodically the Board's membership, structure and operation, and make recommendations to the Board of Trustees with respect to these matters, including the identity of any Trustee to be selected to serve as a Chairperson of a committees of the Board.

     7.   To review periodically,  and make recommendations with respect to, the
          allocation   of   responsibilities   among  the   various   committees
          established from time to time by the Board of Trustees.

     8. To review the adequacy of this charter and evaluate the Governance Committee's performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board of Trustees.

     9. To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Governance Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE GOVERNANCE COMMITTEE. The Governance Committee shall have the resources and authority - appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds. The Governance Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Governance Committee necessary or appropriate in carrying out its duties under this charter. The Governance Committee may also make recommendations with respect to making available educational resources to the Independent Trustees. In fulfilling its duties under this charter, the Governance Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                   APPENDIX A

                                EATON VANCE FUNDS

                PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I. IDENTIFICATION OF CANDIDATES. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. In no event shall the Governance
     Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

II. SHAREHOLDER CANDIDATES. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate, and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

III. EVALUATION OF CANDIDATES. In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills, core competencies and qualifications; (v) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate's ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

                                    EXHIBIT C

                      PRINCIPAL ACCOUNTANT FEE INFORMATION

The following table presents the aggregate fees billed to each of the California Fund, Municipal Fund, and the New York Fund for each Fund's first fiscal period of August 30, 2002 through September 30, 2002 and each Fund's fiscal year ended September 30, 2003 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods. No services described below were approved pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.


             AUDIT FEES       AUDIT-RELATED      TAX FEES(2)       ALL OTHER
                                 FEES(1)                            FEES(3)

           Fiscal   Fiscal   Fiscal   Fiscal   Fiscal   Fiscal   Fiscal  Fiscal
           Period    Year    Period    Year    Period    Year    Period   Year
            Ended    Ended    Ended    Ended    Ended    Ended    Ended   Ended
           9/30/02  9/30/03  9/30/02  9/30/03  9/30/02  9/30/03  9/30/02 9/30/03
--------------------------------------------------------------------------------
California
Fund       $67,980  $39,964  $ 4,944  $ 9,888  $ 5,300  $ 5,800    $ 0     $ 0

Municipal
Fund        73,130   45,320    4,944    9,888    5,300    5,800      0       0

New York
Fund        64,890   36,771    4,944    9,888    5,300    5,800      0       0

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Fund's auction preferred shares.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)  All other fees  consist of the  aggregate  fees  billed  for  products  and
     services   provided  by  the   principal   accountant   other  than  audit,
     audit-related, and tax services.

The following table presents the aggregate fees billed to each of the California Fund II, Florida Fund, Massachusetts Fund, Michigan Fund, Municipal Fund II, New Jersey Fund, New York Fund II, Ohio Fund, and Pennsylvania Fund for each such Fund's first fiscal period ended September 30, 2003 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal  accountant  during  such  period.  No services  described  below were approved pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.


Fiscal Period Ended    AUDIT FEES  AUDIT-RELATED  TAX FEES(2)  ALL OTHER FEES(3)
9/30/03                               FEES(1)
--------------------------------------------------------------------------------
California Fund II      $49,955       $2,781        $5,400           $0

Florida Fund             47,071        2,781         5,400            0

Massachusetts Fund       44,496        2,781         5,400            0

Michigan Fund            44,496        2,781         5,400            0

Municipal Fund II        56,032        2,781         5,400            0

New Jersey Fund          47,071        2,781         5,400            0

New York Fund II         47,071        2,781         5,400            0

Ohio Fund                47,071        2,781         5,400            0

Pennsylvania Fund        47,071        2,781         5,400            0

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Fund's auction preferred shares.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)  All other fees  consist of the  aggregate  fees  billed  for  products  and
     services   provided  by  the   principal   accountant   other  than  audit,
     audit-related, and tax services.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each of the California Fund, Municipal Fund, and the New York Fund for each such Fund's first fiscal period of August 30, 2002 through September 30, 2002 and each Fund's fiscal year ended September 30, 2003 by each Fund's principal accountant; (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each of the California Fund II, Florida Fund, Massachusetts Fund, Michigan Fund, Municipal Fund II, New Jersey Fund, New York Fund II, Ohio Fund, and Pennsylvania Fund for each such Fund's first fiscal period ended September 30, 2003 by each Fund's principal accountant; and (iii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to Eaton Vance Corp. for the fiscal period of August 30, 2002 through September 30, 2002 and the fiscal year ended September 30, 2003 by each Fund's principal accountant.

                          Fiscal Period                Fiscal Year/Period
                          Ended 9/30/02                  Ended 9/30/03
--------------------------------------------------------------------------------

California Fund              $10,244                       $ 15,688

California Fund II             N/A                            8,181

Florida Fund                   N/A                            8,181

Massachusetts Fund             N/A                            8,181

Michigan Fund                  N/A                            8,181

Municipal Fund                10,244                         15,688

Municipal Fund II              N/A                            8,181

New Jersey Fund                N/A                            8,181

New York Fund                 10,244                         15,688

New York Fund II               N/A                            8,181

Ohio Fund                      N/A                            8,181

Pennsylvania Fund              N/A                            8,181

Eaton Vance Corp.(1)               0                        448,295

(1) The Funds' investment adviser and any of its affiliates that provide ongoing services to the Funds are subsidiaries of Eaton Vance Corp.

                                      PROXY

                     EATON VANCE INSURED MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                   EATON VANCE INSURED MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured California Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

              EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured California Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE: (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                 EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured Florida Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

              EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured Massachusetts Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured Michigan Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

               EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured New Jersey Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured New York Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

               EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured New York Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                  EATON VANCE INSURED OHIO MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured Ohio Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

              EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Insured Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

     NOMINEE:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE





                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                     EATON VANCE INSURED MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)



                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                   EATON VANCE INSURED MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured California Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

              EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured California Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured New York Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

               EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured New York Municipal Bond Fund II, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                 EATON VANCE INSURED FLORIDA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Florida Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

              EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Massachusetts Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Michigan Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

     Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

     Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

               EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured New Jersey Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

                  EATON VANCE INSURED OHIO MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Ohio Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------

                                      PROXY

              EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND

                  Annual Meeting of Shareholders, July 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Insured Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 23, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[X]      votes as in
        this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     (a) Election of one Trustee to represent all shareholders.

         Nominee:  (01)  James B. Hawkes


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE

     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (02)  Samuel L. Hayes, III


     FOR                       WITHHOLD
   NOMINEE     [ ]     [ ]     FROM NOMINEE


[ ]
   ------------------------------------
   (Instructions: To withhold authority
   to vote for any nominee, write those
   nominees' names above.)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]
                                                                       [       ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:               Date:              Signature:               Date:
          --------------      ------                  --------------      ------